Exhibit 10.14

SUBLEASE AGREEMENT BETWEEN

AMERICAN UTILICRAFT CORPORATION (lessor)

And UTILICRAFT AEROSPACE INDUSTRIES, Inc. (lessee)

American Utilicraft Corporation (AUC) holds a lease on the property on Gwinnett County Airport at 554 Briscoe Blvd, Lawrenceville, Georgia 30045.

Utilicraft Aerospace Industries, Inc. (Utilicraft) desires to occupy and use this property for business purposes.

This document attests that:

(1)                                  Utilicraft agrees to sublease the property at 554 Briscoe Blvd on a month-to-month basis from AUC.

(2)                                  Utilicraft agrees to pay $19,000 on the lease of the property for each month of occupancy.

(3)                                  Both parties agree that AUC will maintain insurance on the facilities until or unless some time as both parties agree otherwise.

(4)                                  Utilicraft agrees to pay for the month of April 2005,

(5)                                  Utilicraft agrees to begin its payments on a month-to-month basis in June 2005.

For American Utilicraft Corporation:

/s/ Darby Boland	March 28, 2005
Darby Boland - VP, General Manager (AUC)	Date

For Utilicraft Aeros pace Industries, Inc:

/s/ John S. Dupont	March 28, 2005
John S. Dupont – President, CEO (Utilicraft)	Date